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                                                                     EXHIBIT 4.1

   NUMBER                                                      SHARES


                                                         See reverse side for
                                                         certain definitions


                                                          CUSIP 92231M 10 9


                                    [LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES that


is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                     OF THE PAR VALUE OF $.01 PER SHARE,
                             VASCULAR SOLUTIONS, INC.


transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.


IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:

/s/ David Christofferson                    /s/ Howard C. Root
SECRETARY                                      CHIEF EXECUTIVE OFFICER

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THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES. THE
BOARD OF DIRECTORS OF THE COMPANY HAS THE AUTHORITY TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF EACH SUCH CLASS OR SERIES. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST MADE OF THE COMPANY AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF ANY SUCH CLASS OR SERIES SO FAR AS THEY HAVE BEEN DETERMINED BY THE BOARD OF DIRECTORS.

                          --------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   --as tenants in common

TEN ENT   --as tenants by the entireties

JT TEN    --as joint tenants with right of
            survivorship and not as tenants
            in common

                                 UTMA GIFT MIN ACT--........Custodian........
                                                     (Cust)          (Minor)
                                               under Uniform Transfer to Minors

                                                Act............
                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                               CODE OF ASSIGNEE

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________________________________________________________________________ Shares
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                             ----------------------------------------------

                                  ----------------------------------------------

                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED